Exhibit 99.2

Revised Quarterly Financial Supplement - 4Q2013*
*Historical information has been revised to reflect changes to our segment reporting. These revisions are due to the previously announced definitive agreement to sell 100% of the common stock of Conseco Life Insurance Company ("CLIC") to Wilton Reassurance Company, which sale is expected to close mid-year 2014. In addition, the earnings of CLIC have been reflected as non-operating in certain non-GAAP disclosures.

April 22, 2014

* We previously announced a definitive agreement to sell 100% of the common stock of CLIC to Wilton Reassurance Company, which sale is expected to close mid-year 2014.

CNO Financial Group, Inc.
Consolidated balance sheet (in millions)	Mar-12	Jun-12	Sep-12	Dec-12	Mar-13	Jun-13	Sep-13	Dec-13

Assets
Investments:
Fixed maturities, available for sale, at fair value	$23,777.7	$24,276.6	$24,742.3	$24,614.1	$24,894.5	$23,623.0	$23,497.7	$23,178.3
Equity securities at fair value	176.5	187.3	180.0	171.4	216.9	241.3	262.0	249.3
Mortgage loans	1,546.7	1,550.9	1,597.2	1,573.2	1,639.8	1,692.2	1,635.1	1,729.5
Policy loans	277.8	274.7	274.1	272.0	271.5	269.1	267.5	277.0
Trading securities	122.3	114.8	199.4	266.2	229.8	241.0	246.6	247.6
Investments held by variable interest entities	564.7	789.3	829.4	814.3	1,009.9	1,087.9	1,080.7	1,046.7
Other invested assets	270.9	257.1	265.0	248.1	309.7	312.6	330.6	423.3
Total investments	26,736.6	27,450.7	28,087.4	27,959.3	28,572.1	27,467.1	27,320.2	27,151.7
Cash and cash equivalents - unrestricted	173.5	190.2	415.3	582.5	251.6	280.0	376.7	699.0
Cash and cash equivalents held by variable interest entities	65.8	88.6	48.2	54.2	462.2	210.7	85.1	104.3
Accrued investment income	313.6	296.4	317.8	286.2	315.8	294.8	306.2	286.9
Present value of future profits	675.4	658.1	642.4	626.0	606.6	591.6	578.9	679.3
Deferred acquisition costs	790.4	653.5	623.4	629.7	654.4	762.1	846.0	968.1
Reinsurance receivables	3,052.7	3,013.8	2,967.7	2,927.7	2,879.5	2,838.0	2,822.4	3,392.1
Income tax assets, net	819.9	679.7	699.5	716.9	708.5	931.2	1,135.7	1,147.2
Assets held in separate accounts	16.0	15.6	15.7	14.9	15.5	15.0	13.3	10.3
Other assets	402.3	395.8	338.6	334.0	433.0	385.1	432.6	341.7
Total assets	$33,046.2	$33,442.4	$34,156.0	$34,131.4	$34,899.2	$33,775.6	$33,917.1	$34,780.6
Liabilities
Liabilities for insurance products:
Policyholder account balances	$13,158.1	$13,036.2	$12,955.5	$12,913.1	$12,833.4	$12,774.4	$12,766.1	$12,776.4
Future policy benefits	10,619.8	10,748.8	11,131.9	11,319.4	11,311.7	11,017.9	11,058.3	11,222.5
Liability for policy and contract claims	554.2	546.8	548.9	559.3	563.5	554.2	551.7	566.0
Unearned and advanced premiums	290.0	283.1	275.9	282.8	285.7	278.5	274.5	300.6
Liabilities related to separate accounts	16.0	15.6	15.7	14.9	15.5	15.0	13.3	10.3
Other liabilities	721.0	686.0	709.0	570.6	903.0	626.8	712.7	590.6
Payable to reinsurer	—	—	—	—	—	—	—	590.3
Investment borrowings	1,684.9	1,687.9	1,650.9	1,650.8	1,880.2	1,878.0	1,850.2	1,900.0
Borrowings related to variable interest entities	519.9	766.7	766.9	767.0	1,143.4	1,143.7	1,035.1	1,012.3
Notes payable - direct corporate obligations	799.3	778.2	1,035.1	1,004.2	934.2	905.7	868.6	856.4
Total liabilities	28,363.2	28,549.3	29,089.8	29,082.1	29,870.6	29,194.2	29,130.5	29,825.4
Shareholders' equity
Common stock	2.4	2.3	2.3	2.2	2.2	2.2	2.2	2.2
Additional paid-in capital	4,345.6	4,312.0	4,251.2	4,174.7	4,173.2	4,128.2	4,121.3	4,092.8
Retained earnings (accumulated deficit)	(473.0)	(412.0)	(421.7)	(325.0)	(317.5)	(247.1)	29.1	128.4
Total shareholders' equity before accumulated other comprehensive income	3,875.0	3,902.3	3,831.8	3,851.9	3,857.9	3,883.3	4,152.6	4,223.4
Accumulated other comprehensive income	808.0	990.8	1,234.4	1,197.4	1,170.7	698.1	634.0	731.8
Total shareholders' equity	4,683.0	4,893.1	5,066.2	5,049.3	5,028.6	4,581.4	4,786.6	4,955.2
Total liabilities and shareholders' equity	$33,046.2	$33,442.4	$34,156.0	$34,131.4	$34,899.2	$33,775.6	$33,917.1	$34,780.6

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13

Book value per share at period-end (1) (2)	$16.20	$16.67	$16.70	$17.39	$17.26	$17.70	$18.70	$19.17

Book value per diluted share (1) (3)	$14.05	$14.41	$15.63	$16.21	$16.57	$17.01	$18.24	$18.62

No changes have been made to our consolidated historical balance sheet, as CLIC is not being reported as a discontinued operation.
The assets and liabilities of CLIC each will be presented separately in a single line ("Assets of CLIC being sold" and "Liabilities of CLIC being sold") on the face of our consolidated balance sheet beginning March 31, 2014.

CNO Financial Group, Inc.
Consolidated statement of operations (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Revenues
Insurance policy income	$686.3	$694.8	$690.2	$684.1	$2,755.4	$691.2	$691.3	$686.1	$676.1	$2,744.7
Net investment income (loss):
General account assets	345.2	351.1	349.4	352.8	1,398.5	351.9	348.8	350.7	354.4	1,405.8
Policyholder and reinsurer accounts and other special-purpose portfolios	65.6	(17.3)	39.1	0.5	87.9	77.7	31.8	49.0	99.7	258.2
Realized investment gains (losses):
Net realized investment gains, excluding impairment losses	30.8	35.4	32.2	20.5	118.9	15.3	3.8	2.8	23.1	45.0
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	(7.9)	(3.5)	(23.1)	(3.3)	(37.8)	—	(0.6)	(2.9)	(8.1)	(11.6)
Portion of other-than-temporary impairment losses recognized in accumulated other comprehensive income	—	—	—	—	—	—	—	—	—	—
Net impairment losses recognized	(7.9)	(3.5)	(23.1)	(3.3)	(37.8)	—	(0.6)	(2.9)	(8.1)	(11.6)
Total realized gains (losses)	22.9	31.9	9.1	17.2	81.1	15.3	3.2	(0.1)	15.0	33.4
Fee revenue and other income	3.9	4.5	5.2	6.2	19.8	6.5	6.4	8.1	13.0	34.0
Total revenues	1,123.9	1,065.0	1,093.0	1,060.8	4,342.7	1,142.6	1,081.5	1,093.8	1,158.2	4,476.1

Benefits and expenses
Insurance policy benefits	689.0	689.7	745.7	639.5	2,763.9	754.1	673.2	702.2	710.2	2,839.7
Loss related to reinsurance transaction	—	—	—	—	—	—	—	—	98.4	98.4
Interest expense	28.8	28.7	29.2	27.9	114.6	27.3	26.9	25.8	25.3	105.3
Amortization	86.6	68.3	60.9	73.2	289.0	79.3	79.2	61.4	76.4	296.3
Loss on extinguishment of debt	0.2	0.5	198.5	1.0	200.2	57.7	7.7	—	—	65.4
Other operating costs and expenses	227.0	173.3	217.5	201.5	819.3	189.6	179.8	190.0	206.8	766.2
Total benefits and expenses	1,031.6	960.5	1,251.8	943.1	4,187.0	1,108.0	966.8	979.4	1,117.1	4,171.3

Income (loss) before income taxes	92.3	104.5	(158.8)	117.7	155.7	34.6	114.7	114.4	41.1	304.8
Income tax expense (benefit) on period income	33.2	38.8	(10.8)	45.0	106.2	33.2	42.6	38.1	14.4	128.3
Valuation allowance for deferred tax assets and other tax items	—	—	(143.0)	(28.5)	(171.5)	(10.5)	(5.0)	(206.7)	(79.3)	(301.5)
Net income (loss)	$59.1	$65.7	$(5.0)	$101.2	$221.0	$11.9	$77.1	$283.0	$106.0	$478.0

No changes have been made to our consolidated historical statement of operations, as CLIC is not being reported as a discontinued operation.
CLIC's revenues and expenses will continue to be reported in our consolidated statement of operations until the close of the sale which is expected mid-year 2014.

CNO Financial Group, Inc.
Operating results ($ in millions, except per share amounts)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

EBIT (4):
Bankers Life	$70.5	$76.1	$80.6	$73.7	$300.9	$62.1	$79.1	$86.3	$83.0	$310.5
Washington National	30.3	39.1	38.1	41.3	148.8	34.0	35.8	33.0	37.8	140.6
Colonial Penn	(9.8)	0.6	(2.6)	3.2	(8.6)	(5.4)	1.2	(4.2)	(4.1)	(12.5)
Other CNO Business:
Losses from the long-term care business reinsured effective December 31, 2013	(1.4)	(1.0)	(4.4)	(2.4)	(9.2)	(2.7)	(2.2)	(1.0)	(2.1)	(8.0)
Overhead expense of CLIC expected to continue after the completion of the sale	(6.1)	(3.9)	(6.1)	(4.4)	(20.5)	(4.6)	(5.0)	(4.7)	(5.3)	(19.6)
EBIT from business segments continuing after the CLIC sale	83.5	110.9	105.6	111.4	411.4	83.4	108.9	109.4	109.3	411.0
Corporate operations, excluding corporate interest expense	(1.8)	(9.1)	(6.7)	(2.7)	(20.3)	3.0	2.4	9.4	3.8	18.6
EBIT from operations continuing after the CLIC sale	81.7	101.8	98.9	108.7	391.1	86.4	111.3	118.8	113.1	429.6
Corporate interest expense	(17.5)	(16.6)	(16.3)	(15.8)	(66.2)	(15.1)	(13.1)	(11.7)	(11.4)	(51.3)
Operating earnings before taxes	64.2	85.2	82.6	92.9	324.9	71.3	98.2	107.1	101.7	378.3
Tax expense on operating income	23.4	32.0	26.2	36.4	118.0	25.7	34.3	34.4	35.5	129.9
Net operating income (5)	40.8	53.2	56.4	56.5	206.9	45.6	63.9	72.7	66.2	248.4
Earnings of CLIC being sold (net of taxes)	(2.1)	2.4	(34.7)	3.3	(31.1)	5.5	4.8	5.5	9.7	25.5
Loss related to reinsurance transaction (net of taxes)	—	—	—	—	—	—	—	—	(63.3)	(63.3)
Net realized investment gains (net of related amortization and taxes)	16.0	17.3	8.7	11.0	53.0	8.0	0.8	(1.1)	9.1	16.8
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	4.5	(6.9)	(2.0)	2.6	(1.8)	1.3	12.1	2.2	7.4	23.0
Equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests (net of taxes)	—	—	—	—	—	(1.8)	(2.7)	(3.0)	(2.4)	(9.9)
Loss on extinguishment of debt (net of taxes)	(0.1)	(0.3)	(176.4)	(0.7)	(177.5)	(57.2)	(6.8)	—	—	(64.0)
Net income (loss) before valuation allowance for deferred tax assets and other tax items	59.1	65.7	(148.0)	72.7	49.5	1.4	72.1	76.3	26.7	176.5
Valuation allowance for deferred tax assets and other tax items	—	—	143.0	28.5	171.5	10.5	5.0	206.7	79.3	301.5
Net income (loss)	$59.1	$65.7	$(5.0)	$101.2	$221.0	$11.9	$77.1	$283.0	$106.0	$478.0

Per diluted share:
Net operating income	$.15	$.20	$.24	$.24	$.78	$.19	$.28	$.32	$.29	$1.07
Earnings of CLIC being sold (net of taxes)	(.01)	—	(.15)	.01	(.11)	.02	.02	.02	.04	.11
Loss related to reinsurance transaction (net of taxes)	—	—	—	—	—	—	—	—	(.28)	(.27)
Net realized investment gains (net of related amortization and taxes)	.06	.06	.04	.04	.19	.04	.01	(.01)	.04	.08
Fair value changes in embedded derivative liabilities (net of related amortization and taxes)	.01	(.02)	(.01)	.01	(.01)	.01	.05	.01	.04	.10
Equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests (net of taxes)	—	—	—	—	—	(.01)	(.01)	(.01)	(.01)	(.04)
Loss on extinguishment of debt (net of taxes)	—	—	(.76)	—	(.63)	(.24)	(.03)	—	—	(.28)
Valuation allowance for deferred tax assets and other tax items	—	—	.62	.11	.61	.04	.02	.90	.35	1.29
Net income (loss)	$.21	$.24	$(.02)	$.41	$.83	$.05	$.34	$1.23	$.47	$2.06

The information presented above reflects:
The transfer of certain health, annuity and life blocks from the Other CNO Business segment to the Washington National segment; and the presentation of CLIC earnings as non-operating, excluding overhead expense that is expected to continue after the sale.

The Other CNO Business segment is comprised of the long-term care business that was reinsured effective December 31, 2013 and the overhead expense of CLIC that is expected to continue after completion of the sale.

Refer to page 26 for more information which quantifies the impact of the changes.

CNO Financial Group, Inc.
Computation of weighted average shares outstanding	1Q12	2Q12	3Q12 (a)	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013
(000s)

Basic
Shares outstanding, beginning of period	241,304.5	239,219.4	234,026.4	229,506.7	241,304.5	221,502.4	223,502.1	219,378.7	222,007.2	221,502.4
Weighted average shares issued during the period:
Shares repurchased	(470.7)	(2,078.2)	(2,689.9)	(4,571.9)	(8,307.8)	—	(3,161.2)	(809.7)	(1,024.5)	(4,105.8)
Conversion of 7.0% convertible debentures	—	—	—	—	—	—	—	4,103.3	—	2,210.5
Stock options exercised and vested restricted and performance stock	83.5	148.2	144.0	154.2	804.2	678.8	157.6	204.9	80.4	2,307.6
Shares withheld for the payment of taxes on the vesting of restricted stock	(22.2)	(0.5)	—	(14.8)	(116.2)	(100.0)	(0.1)	(1.2)	(7.1)	(286.8)
Weighted average basic shares outstanding during the period	240,895.1	237,288.9	231,480.5	225,074.2	233,684.7	222,081.2	220,498.4	222,876.0	221,056.0	221,627.9
Basic shares outstanding, end of period	239,219.4	234,026.4	229,506.7	221,502.4	221,502.4	223,502.1	219,378.7	222,007.2	220,323.8	220,323.8
Diluted
Weighted average basic shares outstanding	240,895.1	237,288.9	231,480.5	225,074.2	233,684.7	222,081.2	220,498.4	222,876.0	221,056.0	221,627.9
Common stock equivalent shares related to:
7.0% convertible debentures	53,366.9	53,377.5	—	17,038.9	44,037.4	16,590.4	5,692.2	838.7	—	5,780.3
Stock options, restricted stock and performance units	2,582.2	2,366.7	—	3,132.5	2,762.4	2,828.3	2,410.8	2,858.6	3,005.2	2,775.7
Warrants	498.6	441.5	—	1,515.1	942.9	1,967.2	2,291.4	2,773.8	3,039.7	2,518.1
Weighted average diluted shares outstanding during the period	297,342.8	293,474.6	231,480.5	246,760.7	281,427.4	243,467.1	230,892.8	229,347.1	227,100.9	232,702.0
Diluted shares outstanding, end of period	295,667.1	290,212.1	250,819.6	243,188.8	243,188.8	234,865.1	229,928.4	227,693.4	226,867.8	226,867.8

(a) Equivalent common shares of 56,651.1 were not included in the diluted weighted average shares outstanding, due to the net loss recognized in 3Q12.

The above information was not impacted by changes to our segment reporting or the presentation of CLIC earnings as non-operating.

EBIT from Business Segments Continuing After the CLIC Sale Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.

EBIT from In-Force Business	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Revenues
Insurance policy income	$529.6	$539.3	$533.6	$528.9	$2,131.4	$535.0	$539.6	$537.9	$534.6	$2,147.1
Net investment income	318.3	267.1	301.8	281.5	1,168.7	348.2	309.0	316.9	361.4	1,335.5
Fee revenue and other income	1.9	2.4	3.3	3.4	11.0	2.6	2.9	4.0	3.8	13.3
Total revenues	849.8	808.8	838.7	813.8	3,311.1	885.8	851.5	858.8	899.8	3,495.9

Benefits and expenses
Insurance policy benefits	547.9	513.9	547.0	498.3	2,107.1	595.9	557.0	557.9	577.1	2,287.9
Interest expense	2.1	2.2	2.0	1.8	8.1	1.9	2.2	2.3	2.2	8.6
Amortization	69.4	61.3	49.4	57.8	237.9	68.6	57.6	50.3	59.8	236.3
Other operating costs and expenses	98.3	80.2	85.8	97.9	362.2	84.5	82.0	87.1	96.4	350.0
Total benefits and expenses	717.7	657.6	684.2	655.8	2,715.3	750.9	698.8	697.6	735.5	2,882.8
EBIT from In-Force Business	$132.1	$151.2	$154.5	$158.0	$595.8	$134.9	$152.7	$161.2	$164.3	$613.1

EBIT from New Business

Revenues
Insurance policy income	$89.3	$93.1	$95.8	$100.1	$378.3	$99.0	$96.7	$92.7	$90.9	$379.3
Net investment income	11.7	4.3	11.7	5.0	32.7	9.7	5.7	9.6	15.4	40.4
Fee revenue and other income	1.4	1.4	1.2	2.0	6.0	1.5	1.5	2.3	2.1	7.4
Total revenues	102.4	98.8	108.7	107.1	417.0	110.2	103.9	104.6	108.4	427.1

Benefits and expenses
Insurance policy benefits	65.3	60.3	69.8	65.3	260.7	70.9	63.9	64.3	68.0	267.1
Interest expense	—	—	—	—	—	—	—	—	—	—
Amortization	7.7	7.7	6.7	7.5	29.6	6.7	8.0	7.5	8.4	30.6
Other operating costs and expenses	78.0	71.1	81.1	80.9	311.1	84.1	75.8	84.6	87.0	331.5
Total benefits and expenses	151.0	139.1	157.6	153.7	601.4	161.7	147.7	156.4	163.4	629.2
EBIT from New Business	$(48.6)	$(40.3)	$(48.9)	$(46.6)	$(184.4)	$(51.5)	$(43.8)	$(51.8)	$(55.0)	$(202.1)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$618.9	$632.4	$629.4	$629.0	$2,509.7	$634.0	$636.3	$630.6	$625.5	$2,526.4
Net investment income	330.0	271.4	313.5	286.5	1,201.4	357.9	314.7	326.5	376.8	1,375.9
Fee revenue and other income	3.3	3.8	4.5	5.4	17.0	4.1	4.4	6.3	5.9	20.7
Total revenues	952.2	907.6	947.4	920.9	3,728.1	996.0	955.4	963.4	1,008.2	3,923.0

Benefits and expenses
Insurance policy benefits	613.2	574.2	616.8	563.6	2,367.8	666.8	620.9	622.2	645.1	2,555.0
Interest expense	2.1	2.2	2.0	1.8	8.1	1.9	2.2	2.3	2.2	8.6
Amortization	77.1	69.0	56.1	65.3	267.5	75.3	65.6	57.8	68.2	266.9
Other operating costs and expenses	176.3	151.3	166.9	178.8	673.3	168.6	157.8	171.7	183.4	681.5
Total benefits and expenses	868.7	796.7	841.8	809.5	3,316.7	912.6	846.5	854.0	898.9	3,512.0
EBIT from In-Force and New Business	$83.5	$110.9	$105.6	$111.4	$411.4	$83.4	$108.9	$109.4	$109.3	$411.0

The information presented above reflects:
No change to EBIT from New Business, since CLIC was not writing new business.
EBIT from In-Force Business that has been reduced by the pre-tax earnings of CLIC.
Refer to page 26 for more information which quantifies the impact of the changes.

CNO Financial Group, Inc.
Bankers Life
Analysis of income before taxes (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Insurance policy income	$406.5	$419.0	$416.1	$415.8	$1,657.4	$418.0	$419.1	$407.4	$404.2	$1,648.7
Net investment income (loss):
General account invested assets	200.3	204.9	205.4	207.0	817.6	212.8	211.0	212.4	217.8	854.0
Fixed index products	34.6	(19.3)	16.2	(10.2)	21.3	48.9	15.6	23.0	64.2	151.7
Fee revenue and other income	2.9	3.3	4.0	5.0	15.2	3.7	4.0	5.8	5.5	19.0
Total revenues	644.3	607.9	641.7	617.6	2,511.5	683.4	649.7	648.6	691.7	2,673.4

Insurance policy benefits (a)	333.3	363.8	367.5	350.4	1,415.0	373.8	370.4	357.0	346.3	1,447.5
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	40.0	38.8	38.8	37.4	155.0	35.9	36.0	35.3	34.7	141.9
Cost of options to fund index credits, net of forfeitures	13.2	12.8	12.5	12.6	51.1	11.8	11.9	11.7	12.0	47.4
Market value changes credited to policyholders	34.4	(18.7)	15.8	(9.7)	21.8	49.0	15.8	23.3	63.8	151.9
Amortization related to operations	56.9	50.5	35.6	44.6	187.6	54.5	45.7	39.7	47.6	187.5
Interest expense on investment borrowings	1.4	1.4	1.3	1.2	5.3	1.4	1.7	1.8	1.8	6.7
Other operating costs and expenses	94.6	83.2	89.6	107.4	374.8	94.9	89.1	93.5	102.5	380.0
Total benefits and expenses	573.8	531.8	561.1	543.9	2,210.6	621.3	570.6	562.3	608.7	2,362.9
EBIT (4)	$70.5	$76.1	$80.6	$73.7	$300.9	$62.1	$79.1	$86.3	$83.0	$310.5

Health underwriting margins (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Medicare supplement:
Earned premium	$182.7	$184.1	$185.1	$185.5	$737.4	$188.4	$189.2	$190.7	$190.3	$758.6
Benefit ratio	64.5%	72.2%	67.8%	71.4%	69.0%	68.5%	67.2%	67.0%	65.7%	67.1%
Underwriting margin (earned premium less policy benefits)	$64.9	$51.2	$59.6	$53.2	$228.9	$59.4	$62.0	$62.9	$65.3	$249.6

PDP:
Earned premium	$10.8	$17.7	$11.4	$10.0	$49.9	$8.9	$10.8	$—	$—	$19.7
Benefit ratio	85.9%	64.2%	74.8%	64.8%	71.4%	74.9%	85.2%	N/A	N/A	80.5%
Underwriting margin (earned premium less policy benefits)	$1.6	$6.3	$2.9	$3.5	$14.3	$2.2	$1.6	$—	$—	$3.8

Long-term care:
Earned premium	$140.6	$139.7	$138.5	$136.7	$555.5	$135.3	$134.1	$132.6	$130.9	$532.9
Benefit ratio before interest income on reserves	110.9%	121.4%	121.4%	116.7%	117.6%	129.4%	129.5%	128.4%	130.0%	129.3%
Interest-adjusted benefit ratio	65.5%	75.4%	74.7%	69.0%	71.2%	81.7%	81.4%	79.4%	80.0%	80.6%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$48.5	$34.4	$35.0	$42.3	$160.2	$24.8	$25.0	$27.3	$26.1	$103.2

The above information was not impacted by changes to our segment reporting or the presentation of CLIC earnings as non-operating.

CNO Financial Group, Inc.
Bankers Life
Average liabilities for insurance products (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Fixed index annuities	$2,707.4	$2,798.2	$2,872.1	$2,948.3	$2,831.5	$3,038.8	$3,132.2	$3,224.6	$3,347.7	$3,185.8
Deferred annuities	4,504.8	4,436.7	4,373.1	4,314.0	4,407.2	4,245.7	4,162.1	4,091.9	4,049.0	4,137.2
SPIAs and supplemental contracts:
Mortality based	233.8	231.7	229.4	231.8	231.7	229.2	227.2	223.3	206.5	221.5
Deposit based	163.1	163.3	163.4	160.1	162.5	158.6	157.9	156.2	153.4	156.5
Health:
Long-term care	4,245.0	4,277.0	4,339.2	4,619.0	4,370.0	4,837.7	4,651.7	4,507.3	4,532.0	4,632.2
Medicare supplement	346.3	332.6	326.5	331.2	334.2	337.4	333.3	326.6	332.3	332.4
Other health	43.2	43.6	44.3	44.7	43.9	45.1	45.3	45.3	45.7	45.4
Life:
Interest sensitive	441.4	444.7	450.8	458.7	448.9	467.6	480.3	497.4	516.2	490.4
Non-interest sensitive	460.0	484.0	511.8	541.5	499.3	570.5	598.1	624.3	649.5	610.6
Total average liabilities for insurance products, net of reinsurance ceded	$13,145.0	$13,211.8	$13,310.6	$13,649.3	$13,329.2	$13,930.6	$13,788.1	$13,696.9	$13,832.3	$13,812.0

Present value of future profits (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Balance, beginning of period	$201.8	$189.8	$181.8	$175.1	$201.8	$168.8	$159.9	$155.6	$152.5	$168.8
Amortization related to operations	(18.7)	(13.6)	(7.0)	(11.3)	(50.6)	(16.6)	(11.5)	(10.6)	(10.1)	(48.8)
Amortization related to net realized investment (gains) losses	(0.1)	—	(0.1)	—	(0.2)	(0.1)	—	—	—	(0.1)
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	6.8	5.6	0.4	5.0	17.8	7.8	7.2	7.5	120.8	143.3
Balance, end of period	$189.8	$181.8	$175.1	$168.8	$168.8	$159.9	$155.6	$152.5	$263.2	$263.2

Deferred acquisition costs (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Balance, beginning of period	$491.0	$486.5	$352.2	$330.1	$491.0	$332.8	$350.8	$439.5	$514.5	$332.8
Deferred acquisition expenses	34.3	34.4	35.2	35.1	139.0	37.7	37.1	38.4	44.9	158.1
Amortization related to operations	(38.2)	(36.9)	(28.6)	(33.3)	(137.0)	(37.9)	(34.2)	(29.1)	(37.5)	(138.7)
Amortization related to net realized investment (gains) losses	(0.8)	(1.7)	(1.3)	(0.3)	(4.1)	(0.6)	(0.4)	—	(0.1)	(1.1)
Amortization related to fair value changes in embedded derivative liabilities	(4.2)	6.3	1.6	(2.0)	1.7	(1.1)	(9.1)	(1.6)	(5.1)	(16.9)
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	4.4	(136.4)	(29.0)	3.2	(157.8)	19.9	95.3	67.3	111.1	293.6
Balance, end of period	$486.5	$352.2	$330.1	$332.8	$332.8	$350.8	$439.5	$514.5	$627.8	$627.8

The above information was not impacted by changes to our segment reporting or the presentation of CLIC earnings as non-operating.

Bankers Life Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Revenues
Insurance policy income	$341.8	$351.6	$345.7	$342.2	$1,381.3	$345.8	$349.4	$341.8	$341.0	$1,378.0
Net investment income (loss)	223.2	181.3	209.9	191.8	806.2	252.0	220.9	225.8	266.6	965.3
Fee revenue and other income	1.5	1.9	2.8	3.0	9.2	2.2	2.5	3.5	3.4	11.6
Total revenues	566.5	534.8	558.4	537.0	2,196.7	600.0	572.8	571.1	611.0	2,354.9

Benefits and expenses
Insurance policy benefits	367.4	348.7	377.0	338.1	1,431.2	412.8	383.4	376.3	402.2	1,574.7
Interest expense	1.4	1.4	1.3	1.2	5.3	1.4	1.7	1.8	1.8	6.7
Amortization	50.0	43.7	29.9	38.2	161.8	48.7	38.7	33.2	40.3	160.9
Other operating costs and expenses	50.6	38.4	40.1	52.0	181.1	41.0	39.4	40.9	48.7	170.0
Total benefits and expenses	469.4	432.2	448.3	429.5	1,779.4	503.9	463.2	452.2	493.0	1,912.3
EBIT from In-Force Business	$97.1	$102.6	$110.1	$107.5	$417.3	$96.1	$109.6	$118.9	$118.0	$442.6

EBIT from New Business

Revenues
Insurance policy income	$64.7	$67.4	$70.4	$73.6	$276.1	$72.2	$69.7	$65.6	$63.2	$270.7
Net investment income (loss)	11.7	4.3	11.7	5.0	32.7	9.7	5.7	9.6	15.4	40.4
Fee revenue and other income	1.4	1.4	1.2	2.0	6.0	1.5	1.5	2.3	2.1	7.4
Total revenues	77.8	73.1	83.3	80.6	314.8	83.4	76.9	77.5	80.7	318.5

Benefits and expenses
Insurance policy benefits	53.5	48.0	57.6	52.6	211.7	57.7	50.7	51.0	54.6	214.0
Interest expense	—	—	—	—	—	—	—	—	—	—
Amortization	6.9	6.8	5.7	6.4	25.8	5.8	7.0	6.5	7.3	26.6
Other operating costs and expenses	44.0	44.8	49.5	55.4	193.7	53.9	49.7	52.6	53.8	210.0
Total benefits and expenses	104.4	99.6	112.8	114.4	431.2	117.4	107.4	110.1	115.7	450.6
EBIT from New Business	$(26.6)	$(26.5)	$(29.5)	$(33.8)	$(116.4)	$(34.0)	$(30.5)	$(32.6)	$(35.0)	$(132.1)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$406.5	$419.0	$416.1	$415.8	$1,657.4	$418.0	$419.1	$407.4	$404.2	$1,648.7
Net investment income (loss)	234.9	185.6	221.6	196.8	838.9	261.7	226.6	235.4	282.0	1,005.7
Fee revenue and other income	2.9	3.3	4.0	5.0	15.2	3.7	4.0	5.8	5.5	19.0
Total revenues	644.3	607.9	641.7	617.6	2,511.5	683.4	649.7	648.6	691.7	2,673.4

Benefits and expenses
Insurance policy benefits	420.9	396.7	434.6	390.7	1,642.9	470.5	434.1	427.3	456.8	1,788.7
Interest expense	1.4	1.4	1.3	1.2	5.3	1.4	1.7	1.8	1.8	6.7
Amortization	56.9	50.5	35.6	44.6	187.6	54.5	45.7	39.7	47.6	187.5
Other operating costs and expenses	94.6	83.2	89.6	107.4	374.8	94.9	89.1	93.5	102.5	380.0
Total benefits and expenses	573.8	531.8	561.1	543.9	2,210.6	621.3	570.6	562.3	608.7	2,362.9
EBIT from In-Force and New Business	$70.5	$76.1	$80.6	$73.7	$300.9	$62.1	$79.1	$86.3	$83.0	$310.5

The above information was not impacted by changes to our segment reporting or the presentation of CLIC earnings as non-operating.

CNO Financial Group, Inc.
Washington National
Analysis of income before taxes (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Insurance policy income	$152.4	$152.4	$152.5	$151.6	$608.9	$152.9	$153.1	$159.2	$156.3	$621.5
Net investment income (loss):
General account invested assets	69.8	70.4	69.9	71.3	281.4	69.8	68.3	69.1	67.8	275.0
Fixed index products	5.4	(2.9)	2.7	(1.0)	4.2	6.8	1.6	2.6	6.9	17.9
Trading account income related to reinsurer accounts	0.1	1.5	1.3	0.2	3.1	(0.4)	(2.5)	(0.5)	(0.3)	(3.7)
Change in value of embedded derivatives related to modified coinsurance agreements	(0.1)	(1.4)	(1.2)	0.3	(2.4)	0.4	2.5	0.5	0.3	3.7
Trading account income related to policyholder accounts	1.9	(0.2)	1.1	0.1	2.9	1.3	(0.1)	1.2	1.6	4.0
Fee revenue and other income	0.2	0.3	0.3	0.3	1.1	0.2	0.2	0.3	0.2	0.9
Total revenues	229.7	220.1	226.6	222.8	899.2	231.0	223.1	232.4	232.8	919.3

Insurance policy benefits	121.6	119.7	116.6	111.1	469.0	123.6	123.3	132.6	118.3	497.8
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	4.2	4.3	4.2	3.8	16.5	3.8	3.9	3.4	3.6	14.7
Cost of options to fund index credits, net of forfeitures	2.0	2.4	2.4	2.1	8.9	1.9	1.4	1.5	1.3	6.1
Market value changes credited to policyholders	7.3	(3.3)	3.1	(0.9)	6.2	8.4	1.7	4.1	8.6	22.8
Amortization related to operations	16.5	14.6	17.0	16.8	64.9	17.1	16.2	14.4	17.2	64.9
Interest expense on investment borrowings	0.7	0.8	0.7	0.6	2.8	0.5	0.5	0.5	0.4	1.9
Other operating costs and expenses	47.1	42.5	44.5	48.0	182.1	41.7	40.3	42.9	45.6	170.5
Total benefits and expenses	199.4	181.0	188.5	181.5	750.4	197.0	187.3	199.4	195.0	778.7
EBIT (4)	$30.3	$39.1	$38.1	$41.3	$148.8	$34.0	$35.8	$33.0	$37.8	$140.6

Health underwriting margins (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Medicare supplement:
Earned premium	$30.8	$30.2	$29.3	$28.3	$118.6	$26.8	$25.9	$25.2	$24.4	$102.3
Benefit ratio	65.4%	67.7%	63.8%	64.7%	65.4%	65.0%	65.5%	64.3%	63.6%	64.6%
Underwriting margin (earned premium less policy benefits)	$10.7	$9.7	$10.7	$9.9	$41.0	$9.4	$8.9	$9.0	$8.9	$36.2

Supplemental health:
Earned premium	$111.6	$113.1	$114.0	$115.1	$453.8	$117.8	$119.0	$121.1	$123.6	$481.5
Benefit ratio before interest income on reserves	82.4%	77.0%	74.2%	72.9%	76.6%	79.3%	78.6%	80.8%	75.4%	78.5%
Interest-adjusted benefit ratio	55.1%	50.1%	47.5%	46.6%	49.8%	53.1%	52.6%	54.3%	49.2%	52.3%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$50.1	$56.5	$59.8	$61.4	$227.8	$55.3	$56.4	$55.4	$62.7	$229.8

The information presented above reflects:
The transfer to the Washington National segment of certain health, annuity and life blocks of business from the Other CNO Business segment. Refer to page 26 for more information which quantifies the impact of the changes.

No changes to the health underwriting margins.

CNO Financial Group, Inc.
Washington National
Average liabilities for insurance products (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Fixed index annuities	$553.8	$532.5	$510.5	$489.9	$521.7	$474.2	$462.1	$451.1	$442.3	$457.4
Deferred Annuities	171.9	168.7	165.1	162.3	166.9	157.0	151.2	143.3	136.9	147.1
SPIAs and supplemental contracts:
Mortality based	264.2	260.2	257.2	254.0	258.9	250.9	248.2	248.2	248.2	248.9
Deposit based	229.4	232.1	235.8	239.4	234.2	241.9	245.9	248.1	247.6	245.9
Separate Accounts	15.5	15.8	15.6	15.3	15.6	15.2	15.3	14.2	11.8	14.1
Health:
Supplemental health	2,198.2	2,199.2	2,199.4	2,201.7	2,199.6	2,212.0	2,224.5	2,237.1	2,250.2	2,231.0
Medicare supplement	48.5	44.4	42.4	41.5	44.2	40.4	39.0	37.7	37.7	38.7
Other health	17.2	15.0	14.4	13.8	15.1	12.9	12.3	12.1	11.7	12.3
Life:
Interest sensitive	167.6	166.4	166.6	166.5	166.8	167.1	166.7	164.9	166.3	166.2
Non-interest sensitive life	200.4	199.1	200.3	197.8	199.4	197.2	202.6	198.9	196.4	198.8
Total average liabilities for insurance products, net of reinsurance ceded	$3,866.7	$3,833.4	$3,807.3	$3,782.2	$3,822.4	$3,768.8	$3,767.8	$3,755.6	$3,749.1	$3,760.4

Present value of future profits (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Balance, beginning of period	$403.1	$395.8	$389.6	$383.3	$403.1	$375.9	$367.7	$359.8	$352.2	$375.9
Amortization related to operations	(7.3)	(6.0)	(5.9)	(7.5)	(26.7)	(8.4)	(8.7)	(7.7)	(8.0)	(32.8)
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	—	(0.2)	(0.4)	0.1	(0.5)	0.2	0.8	0.1	0.1	1.2
Balance, end of period	$395.8	$389.6	$383.3	$375.9	$375.9	$367.7	$359.8	$352.2	$344.3	$344.3

Deferred acquisition costs (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Balance, beginning of period	$194.9	$200.0	$198.0	$193.2	$194.9	$195.2	$201.5	$219.2	$228.0	$195.2
Deferred acquisition expenses	9.7	10.8	9.1	10.1	39.7	12.3	12.8	12.7	12.8	50.6
Amortization related to operations	(9.2)	(8.6)	(11.1)	(9.3)	(38.2)	(8.7)	(7.5)	(6.7)	(9.2)	(32.1)
Amortization related to net realized investment (gains) losses	(0.2)	(1.5)	(0.2)	(0.2)	(2.1)	(0.1)	—	(0.1)	(0.2)	(0.4)
Amortization related to fair value changes in embedded derivative liabilities	(0.5)	0.8	—	(0.4)	(0.1)	0.1	(1.4)	0.1	(0.9)	(2.1)
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	5.3	(3.5)	(2.6)	1.8	1.0	2.7	13.8	2.8	1.7	21.0
Balance, end of period	$200.0	$198.0	$193.2	$195.2	$195.2	$201.5	$219.2	$228.0	$232.2	$232.2

The information presented above reflects:
An increase in average liabilities due to the transfer to the Washington National segment of certain annuity and interest-sensitive life blocks of business from the Other CNO Business segment.
Slightly lower average liabilities for supplemental health and Medicare supplement products. Certain health business of CLIC was previously included in the Washington National segment. In conjunction with the sale of CLIC to Wilton Reassurance Company, these blocks will be assumed by Washington National Insurance Company under a modified coinsurance agreement. The reserves related to this business are included in the operations of CLIC being sold.

An increase in the balances of deferred acquisition costs as a result of the transfer of certain annuity and interest-sensitive life blocks of business from the Other CNO Business segment.

Washington National Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Revenues
Insurance policy income	$138.0	$137.6	$138.1	$136.3	$550.0	$137.4	$137.6	$143.3	$139.7	$558.0
Net investment income (loss)	77.1	67.4	73.8	70.9	289.2	77.9	69.8	72.9	76.3	296.9
Fee revenue and other income	0.2	0.3	0.3	0.3	1.1	0.2	0.2	0.3	0.2	0.9
Total revenues	215.3	205.3	212.2	207.5	840.3	215.5	207.6	216.5	216.2	855.8

Benefits and expenses
Insurance policy benefits	129.2	117.0	120.4	109.8	476.4	131.0	123.7	134.8	124.7	514.2
Interest expense	0.7	0.8	0.7	0.6	2.8	0.5	0.5	0.5	0.4	1.9
Amortization	15.8	13.8	16.3	16.1	62.0	16.3	15.3	13.5	16.2	61.3
Other operating costs and expenses	33.8	31.4	31.5	34.8	131.5	30.4	30.2	32.6	33.3	126.5
Total benefits and expenses	179.5	163.0	168.9	161.3	672.7	178.2	169.7	181.4	174.6	703.9
EBIT from In-Force Business	$35.8	$42.3	$43.3	$46.2	$167.6	$37.3	$37.9	$35.1	$41.6	$151.9

EBIT from New Business

Revenues
Insurance policy income	$14.4	$14.8	$14.4	$15.3	$58.9	$15.5	$15.5	$15.9	$16.6	$63.5
Net investment income (loss)	—	—	—	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—	—	—	—
Total revenues	14.4	14.8	14.4	15.3	58.9	15.5	15.5	15.9	16.6	63.5

Benefits and expenses
Insurance policy benefits	5.9	6.1	5.9	6.3	24.2	6.7	6.6	6.8	7.1	27.2
Interest expense	—	—	—	—	—	—	—	—	—	—
Amortization	0.7	0.8	0.7	0.7	2.9	0.8	0.9	0.9	1.0	3.6
Other operating costs and expenses	13.3	11.1	13.0	13.2	50.6	11.3	10.1	10.3	12.3	44.0
Total benefits and expenses	19.9	18.0	19.6	20.2	77.7	18.8	17.6	18.0	20.4	74.8
EBIT from New Business	$(5.5)	$(3.2)	$(5.2)	$(4.9)	$(18.8)	$(3.3)	$(2.1)	$(2.1)	$(3.8)	$(11.3)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$152.4	$152.4	$152.5	$151.6	$608.9	$152.9	$153.1	$159.2	$156.3	$621.5
Net investment income (loss)	77.1	67.4	73.8	70.9	289.2	77.9	69.8	72.9	76.3	296.9
Fee revenue and other income	0.2	0.3	0.3	0.3	1.1	0.2	0.2	0.3	0.2	0.9
Total revenues	229.7	220.1	226.6	222.8	899.2	231.0	223.1	232.4	232.8	919.3

Benefits and expenses
Insurance policy benefits	135.1	123.1	126.3	116.1	500.6	137.7	130.3	141.6	131.8	541.4
Interest expense	0.7	0.8	0.7	0.6	2.8	0.5	0.5	0.5	0.4	1.9
Amortization	16.5	14.6	17.0	16.8	64.9	17.1	16.2	14.4	17.2	64.9
Other operating costs and expenses	47.1	42.5	44.5	48.0	182.1	41.7	40.3	42.9	45.6	170.5
Total benefits and expenses	199.4	181.0	188.5	181.5	750.4	197.0	187.3	199.4	195.0	778.7
EBIT from In-Force and New Business	$30.3	$39.1	$38.1	$41.3	$148.8	$34.0	$35.8	$33.0	$37.8	$140.6

The information presented above reflects:
No change to EBIT from New Business, since there was not any new business written in the blocks transferred from the Other CNO Business segment.
Increased EBIT from In-Force Business from the EBIT on the blocks transferred from the Other CNO Business segment.
Refer to page 26 for more information which quantifies the impact of the changes.

CNO Financial Group, Inc.
Colonial Penn
Analysis of income (loss) before taxes (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Insurance policy income	$53.4	$54.6	$54.5	$55.3	$217.8	$56.9	$58.0	$58.1	$59.1	$232.1
Net investment income on general account invested assets	10.0	10.2	9.9	10.3	40.4	9.9	9.9	10.2	10.0	40.0
Fee revenue and other income	0.2	0.2	0.2	0.1	0.7	0.2	0.2	0.2	0.2	0.8
Total revenues	63.6	65.0	64.6	65.7	258.9	67.0	68.1	68.5	69.3	272.9

Insurance policy benefits	41.9	39.3	38.2	40.9	160.3	42.8	41.1	39.6	41.5	165.0
Amounts added to annuity and interest-sensitive life product account balances	0.2	0.3	0.1	0.2	0.8	0.2	0.1	0.2	0.2	0.7
Amortization related to operations	3.7	3.9	3.5	3.9	15.0	3.7	3.7	3.7	3.4	14.5
Other operating costs and expenses	27.6	20.9	25.4	17.5	91.4	25.7	22.0	29.2	28.3	105.2
Total benefits and expenses	73.4	64.4	67.2	62.5	267.5	72.4	66.9	72.7	73.4	285.4
EBIT (4)	$(9.8)	$0.6	$(2.6)	$3.2	$(8.6)	$(5.4)	$1.2	$(4.2)	$(4.1)	$(12.5)

Average liabilities for insurance products (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

SPIAs - mortality based	$77.0	$76.8	$76.4	$75.9	$76.5	$74.8	$74.4	$73.5	$71.3	$73.5
Health:
Medicare supplement	10.5	10.2	10.1	9.8	10.2	9.6	9.3	9.1	8.9	9.2
Other health	4.9	4.9	4.9	4.9	4.9	4.8	4.8	4.7	4.6	4.7
Life:
Interest sensitive	19.9	18.9	18.1	17.9	18.7	17.7	17.7	17.4	17.1	17.5
Non-interest sensitive	598.4	601.8	605.8	612.2	604.5	618.1	629.9	631.7	637.8	629.4
Total average liabilities for insurance products, net of reinsurance ceded	$710.7	$712.6	$715.3	$720.7	$714.8	$725.0	$736.1	$736.4	$739.7	$734.3

Present value of future profits (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Balance, beginning of period	$72.6	$70.2	$67.8	$65.7	$72.6	$63.6	$61.6	$59.6	$57.7	$63.6
Amortization related to operations	(2.4)	(2.4)	(2.1)	(2.1)	(9.0)	(2.0)	(2.0)	(1.9)	(2.0)	(7.9)
Balance, end of period	$70.2	$67.8	$65.7	$63.6	$63.6	$61.6	$59.6	$57.7	$55.7	$55.7

Deferred acquisition costs (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Balance, beginning of period	$51.5	$52.6	$53.8	$54.6	$51.5	$57.5	$59.1	$60.7	$61.7	$57.5
Deferred acquisition expenses	2.4	2.7	2.2	4.7	12.0	3.3	3.3	2.8	3.1	12.5
Amortization related to operations	(1.3)	(1.5)	(1.4)	(1.8)	(6.0)	(1.7)	(1.7)	(1.8)	(1.4)	(6.6)
Other	—	—	—	—	—	—	—	—	4.0	4.0
Balance, end of period	$52.6	$53.8	$54.6	$57.5	$57.5	$59.1	$60.7	$61.7	$67.4	$67.4

The above information was not impacted by changes to our segment reporting or the presentation of CLIC earnings as non-operating.

Colonial Penn Segment EBIT Summarized by In-Force and New Business (6)
(in millions)

CNO Financial Group, Inc.
EBIT from In-Force Business	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Revenues
Insurance policy income	$43.2	$43.7	$43.5	$44.1	$174.5	$45.6	$46.5	$46.9	$48.0	$187.0
Net investment income (loss)	10.0	10.2	9.9	10.3	40.4	9.9	9.9	10.2	10.0	40.0
Fee revenue and other income	0.2	0.2	0.2	0.1	0.7	0.2	0.2	0.2	0.2	0.8
Total revenues	53.4	54.1	53.6	54.5	215.6	55.7	56.6	57.3	58.2	227.8

Benefits and expenses
Insurance policy benefits	36.2	33.4	32.0	34.7	136.3	36.5	34.6	33.3	35.4	139.8
Amortization	3.6	3.8	3.2	3.5	14.1	3.6	3.6	3.6	3.3	14.1
Other operating costs and expenses	6.9	5.7	6.8	5.2	24.6	6.8	6.0	7.5	7.4	27.7
Total benefits and expenses	46.7	42.9	42.0	43.4	175.0	46.9	44.2	44.4	46.1	181.6
EBIT from In-Force Business	$6.7	$11.2	$11.6	$11.1	$40.6	$8.8	$12.4	$12.9	$12.1	$46.2

EBIT from New Business

Revenues
Insurance policy income	$10.2	$10.9	$11.0	$11.2	$43.3	$11.3	$11.5	$11.2	$11.1	$45.1
Net investment income (loss)	—	—	—	—	—	—	—	—	—	—
Fee revenue and other income	—	—	—	—	—	—	—	—	—	—
Total revenues	10.2	10.9	11.0	11.2	43.3	11.3	11.5	11.2	11.1	45.1

Benefits and expenses
Insurance policy benefits	5.9	6.2	6.3	6.4	24.8	6.5	6.6	6.5	6.3	25.9
Amortization	0.1	0.1	0.3	0.4	0.9	0.1	0.1	0.1	0.1	0.4
Other operating costs and expenses	20.7	15.2	18.6	12.3	66.8	18.9	16.0	21.7	20.9	77.5
Total benefits and expenses	26.7	21.5	25.2	19.1	92.5	25.5	22.7	28.3	27.3	103.8
EBIT from New Business	$(16.5)	$(10.6)	$(14.2)	$(7.9)	$(49.2)	$(14.2)	$(11.2)	$(17.1)	$(16.2)	$(58.7)

EBIT from In-Force and New Business

Revenues
Insurance policy income	$53.4	$54.6	$54.5	$55.3	$217.8	$56.9	$58.0	$58.1	$59.1	$232.1
Net investment income (loss)	10.0	10.2	9.9	10.3	40.4	9.9	9.9	10.2	10.0	40.0
Fee revenue and other income	0.2	0.2	0.2	0.1	0.7	0.2	0.2	0.2	0.2	0.8
Total revenues	63.6	65.0	64.6	65.7	258.9	67.0	68.1	68.5	69.3	272.9

Benefits and expenses
Insurance policy benefits	42.1	39.6	38.3	41.1	161.1	43.0	41.2	39.8	41.7	165.7
Amortization	3.7	3.9	3.5	3.9	15.0	3.7	3.7	3.7	3.4	14.5
Other operating costs and expenses	27.6	20.9	25.4	17.5	91.4	25.7	22.0	29.2	28.3	105.2
Total benefits and expenses	73.4	64.4	67.2	62.5	267.5	72.4	66.9	72.7	73.4	285.4
EBIT from In-Force and New Business	$(9.8)	$0.6	$(2.6)	$3.2	$(8.6)	$(5.4)	$1.2	$(4.2)	$(4.1)	$(12.5)

The above information was not impacted by changes to our segment reporting or the presentation of CLIC earnings as non-operating.

CNO Financial Group, Inc.
Other CNO Business
Analysis of loss before taxes (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Insurance policy income	$6.6	$6.4	$6.3	$6.3	$25.6	$6.2	$6.1	$5.9	$5.9	$24.1
Net investment income on general account invested assets	8.0	8.2	8.2	8.5	32.9	8.4	8.4	8.0	8.5	33.3
Total revenues	14.6	14.6	14.5	14.8	58.5	14.6	14.5	13.9	14.4	57.4

Insurance policy benefits	15.1	14.8	17.6	15.7	63.2	15.6	15.3	13.5	14.8	59.2
Other operating costs and expenses:
Related to long-term care block reinsured effective December 31, 2013	0.9	0.8	1.3	1.5	4.5	1.7	1.4	1.4	1.7	6.2
Overhead expense of CLIC expected to continue after the completion of the sale	6.1	3.9	6.1	4.4	20.5	4.6	5.0	4.7	5.3	19.6
Total benefits and expenses	22.1	19.5	25.0	21.6	88.2	21.9	21.7	19.6	21.8	85.0
EBIT (4)	$(7.5)	$(4.9)	$(10.5)	$(6.8)	$(29.7)	$(7.3)	$(7.2)	$(5.7)	$(7.4)	$(27.6)

Health underwriting margins (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Long-term care:
Earned premium	$6.6	$6.4	$6.3	$6.3	$25.6	$6.2	$6.1	$5.9	$5.9	$24.1
Benefit ratio before interest income on reserves	227.4%	230.2%	282.4%	249.8%	247.0%	252.2%	251.0%	227.5%	252.0%	245.7%
Interest-adjusted benefit ratio	122.0%	121.3%	169.9%	138.8%	137.6%	140.7%	137.6%	111.6%	134.4%	131.2%
Underwriting margin (earned premium plus interest income on reserves less policy benefits)	$(1.5)	$(1.4)	$(4.3)	$(2.5)	$(9.7)	$(2.5)	$(2.3)	$(0.7)	$(2.0)	$(7.5)

Average liabilities for insurance products (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Average liabilities for long-term care products, net of reinsurance ceded	$467.0	$466.4	$466.8	$467.8	$467.0	$468.0	$468.0	$467.3	$466.4	$467.4

After the transfer of certain health, annuity and life blocks to the Washington National segment and the presentation of CLIC earnings as non-operating, the Other CNO Business segment includes the long-term care business which was reinsured with Beechwood Re effective December 31, 2013 and the overhead expense of CLIC that is expected to continue after its sale. Effective January 1, 2014, this segment will no longer exist as the long-term care business will be reinsured and the overhead expense of CLIC that is expected to continue after the sale will be allocated to the other segments.

There are no changes to the health underwriting margins.
Average liabilities are lower, reflecting the transfer of reserves to the Washington National segment and the reserves classified in the operations of CLIC being sold.
All EBIT of the Other CNO Business segment relates to in-force business, since there was not any new business written in the blocks of this segment.

CNO Financial Group, Inc.
Corporate Operations
Analysis of loss before taxes (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Net investment income (loss):
General investment portfolio	$0.9	$1.0	$1.0	$0.7	$3.6	$1.1	$1.5	$1.2	$1.6	$5.4
Other special-purpose portfolios	16.2	(1.1)	8.2	4.2	27.5	9.0	3.0	9.8	12.6	34.4
Fee revenue and other income	0.4	0.2	0.3	0.3	1.2	1.7	1.5	1.7	1.3	6.2
Net operating results of variable interest entities	2.2	2.9	4.7	2.5	12.3	—	—	—	—	—
Interest expense on investment borrowings	(0.1)	(0.2)	(0.1)	—	(0.4)	(0.1)	—	—	—	(0.1)
Other operating costs and expenses	(21.4)	(11.9)	(20.8)	(10.4)	(64.5)	(8.7)	(3.6)	(3.3)	(11.7)	(27.3)
Corporate operations, excluding corporate interest expense	(1.8)	(9.1)	(6.7)	(2.7)	(20.3)	3.0	2.4	9.4	3.8	18.6
Interest expense on corporate debt	(17.5)	(16.6)	(16.3)	(15.8)	(66.2)	(15.1)	(13.1)	(11.7)	(11.4)	(51.3)
Loss before net realized investment gains (losses), equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests, loss on extinguishment of debt and income taxes	$(19.3)	$(25.7)	$(23.0)	$(18.5)	$(86.5)	$(12.1)	$(10.7)	$(2.3)	$(7.6)	$(32.7)

The above information was not impacted by changes to our segment reporting or the presentation of CLIC earnings as non-operating.

CNO Financial Group, Inc.
Bankers Life
Premiums collected on insurance products (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Annuities

Fixed index (first-year)	$134.9	$120.2	$114.5	$135.4	$505.0	$126.6	$143.4	$143.3	$153.5	$566.8

Other fixed rate (first-year)	47.8	47.9	56.0	46.3	198.0	37.2	38.5	45.3	49.6	170.6
Other fixed rate (renewal)	2.0	1.4	1.2	1.4	6.0	1.8	1.8	1.6	1.5	6.7
Subtotal - other fixed rate annuities	49.8	49.3	57.2	47.7	204.0	39.0	40.3	46.9	51.1	177.3

Total annuities	184.7	169.5	171.7	183.1	709.0	165.6	183.7	190.2	204.6	744.1

Health

Medicare supplement (first-year)	23.8	25.1	24.7	25.8	99.4	22.7	22.7	22.3	24.4	92.1
Medicare supplement (renewal)	151.1	149.8	153.0	163.9	617.8	162.5	153.4	159.7	177.6	653.2
Subtotal - Medicare supplement	174.9	174.9	177.7	189.7	717.2	185.2	176.1	182.0	202.0	745.3

Long-term care (first-year)	5.5	5.9	6.0	6.0	23.4	5.7	5.4	5.1	5.0	21.2
Long-term care (renewal)	131.2	132.9	130.1	128.9	523.1	129.7	127.8	126.0	129.3	512.8
Subtotal - long-term care	136.7	138.8	136.1	134.9	546.5	135.4	133.2	131.1	134.3	534.0

PDP (first-year)	0.3	0.1	0.1	0.2	0.7	0.1	—	—	—	0.1
PDP (renewal)	15.0	14.6	10.2	7.3	47.1	10.1	10.5	(2.5)	—	18.1
Subtotal - PDP	15.3	14.7	10.3	7.5	47.8	10.2	10.5	(2.5)	—	18.2

Supplemental health (first-year)	—	0.2	0.6	1.1	1.9	1.6	2.0	2.3	2.4	8.3
Supplemental health (renewal)	—	—	—	—	—	—	0.2	0.5	0.9	1.6
Subtotal - supplemental health	—	0.2	0.6	1.1	1.9	1.6	2.2	2.8	3.3	9.9

Other health (first-year)	0.4	0.4	0.3	0.3	1.4	0.3	0.4	0.3	0.3	1.3
Other health (renewal)	2.2	2.3	2.3	2.3	9.1	2.4	2.2	2.2	2.3	9.1
Subtotal - other health	2.6	2.7	2.6	2.6	10.5	2.7	2.6	2.5	2.6	10.4

Total health	329.5	331.3	327.3	335.8	1,323.9	335.1	324.6	315.9	342.2	1,317.8

Life insurance

First-year	32.8	35.7	38.9	42.5	149.9	42.4	41.0	41.7	38.2	163.3
Renewal	37.3	39.7	42.4	45.3	164.7	47.1	50.1	52.5	55.3	205.0

Total life insurance	70.1	75.4	81.3	87.8	314.6	89.5	91.1	94.2	93.5	368.3

Collections on insurance products

Total first-year premium collections on insurance products	245.5	235.5	241.1	257.6	979.7	236.6	253.4	260.3	273.4	1,023.7
Total renewal premium collections on insurance products	338.8	340.7	339.2	349.1	1,367.8	353.6	346.0	340.0	366.9	1,406.5

Total collections on insurance products	$584.3	$576.2	$580.3	$606.7	$2,347.5	$590.2	$599.4	$600.3	$640.3	$2,430.2

The above information was not impacted by changes to our segment reporting or the presentation of CLIC earnings as non-operating.

CNO Financial Group, Inc.
Washington National
Premiums collected on insurance products (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Annuities

Fixed index (first-year)	$—	$0.2	$0.1	$0.3	$0.6	$0.2	$0.1	$0.1	$—	$0.4
Fixed index (renewal)	0.7	0.8	0.4	0.4	2.3	0.6	1.3	1.0	0.5	3.4
Subtotal - fixed index annuities	0.7	1.0	0.5	0.7	2.9	0.8	1.4	1.1	0.5	3.8

Other fixed rate (all renewal)	0.1	0.1	0.3	0.1	0.6	0.1	—	0.2	0.2	0.5

Total annuities	0.8	1.1	0.8	0.8	3.5	0.9	1.4	1.3	0.7	4.3

Health

Medicare supplement (first-year)	0.3	0.3	0.2	0.2	1.0	0.2	—	—	0.1	0.3
Medicare supplement (renewal)	27.8	28.8	28.2	28.1	112.9	26.4	25.0	24.2	26.0	101.6
Subtotal - Medicare supplement	28.1	29.1	28.4	28.3	113.9	26.6	25.0	24.2	26.1	101.9

Supplemental health (first-year)	14.1	15.1	14.7	15.3	59.2	15.6	16.3	16.1	16.7	64.7
Supplemental health (renewal)	98.8	100.3	99.8	101.6	400.5	104.7	105.6	106.6	109.7	426.6
Subtotal - supplemental health	112.9	115.4	114.5	116.9	459.7	120.3	121.9	122.7	126.4	491.3
Other health (first-year)	—	—	—	—	—	—	—	0.1	0.1	0.2
Other health (renewal)	0.9	0.8	0.8	0.9	3.4	0.8	0.8	0.5	0.8	2.9
Subtotal - other health	0.9	0.8	0.8	0.9	3.4	0.8	0.8	0.6	0.9	3.1

Total health	141.9	145.3	143.7	146.1	577.0	147.7	147.7	147.5	153.4	596.3

Life insurance

First-year	0.8	1.0	1.0	1.3	4.1	1.2	1.1	1.0	1.3	4.6
Renewal	5.4	4.8	4.8	4.7	19.7	5.1	5.2	5.1	6.5	21.9

Total life insurance	6.2	5.8	5.8	6.0	23.8	6.3	6.3	6.1	7.8	26.5

Collections on insurance products

Total first-year premium collections on insurance products	15.2	16.6	16.0	17.1	64.9	17.2	17.5	17.3	18.2	70.2
Total renewal premium collections on insurance products	133.7	135.6	134.3	135.8	539.4	137.7	137.9	137.6	143.7	556.9

Total collections on insurance products	$148.9	$152.2	$150.3	$152.9	$604.3	$154.9	$155.4	$154.9	$161.9	$627.1

The information presented above reflects:
Increases to other health, life and annuity premiums collected due to the transfer of blocks of business to the Washington National segment from the Other CNO Business segment.

CNO Financial Group, Inc.
Colonial Penn
Premiums collected on insurance products (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Life insurance

First-year	$10.4	$10.7	$10.9	$11.1	$43.1	$11.4	$11.4	$11.4	$11.0	$45.2
Renewal	42.2	41.8	42.1	42.7	168.8	44.7	45.0	46.2	46.5	182.4

Total life insurance	52.6	52.5	53.0	53.8	211.9	56.1	56.4	57.6	57.5	227.6

Health (all renewal)

Medicare supplement	1.2	1.1	1.1	1.1	4.5	1.0	0.9	0.9	0.9	3.7

Other health	0.1	0.1	0.1	0.1	0.4	0.1	0.1	0.1	0.1	0.4

Total health	1.3	1.2	1.2	1.2	4.9	1.1	1.0	1.0	1.0	4.1

Collections on insurance products

Total first-year premium collections on insurance products	10.4	10.7	10.9	11.1	43.1	11.4	11.4	11.4	11.0	45.2
Total renewal premium collections on insurance products	43.5	43.0	43.3	43.9	173.7	45.8	46.0	47.2	47.5	186.5

Total collections on insurance products	$53.9	$53.7	$54.2	$55.0	$216.8	$57.2	$57.4	$58.6	$58.5	$231.7

Other CNO Business
Premiums collected on insurance products (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Health

Long-term care (all renewal)	$6.7	$6.3	$6.0	$6.1	$25.1	$6.3	$6.1	$5.7	$5.5	$23.6

The Other CNO Business segment reflects long-term care premiums collected prior to the reinsurance agreement effective December 31, 2013. The premiums on the blocks transferred to the Washington National segment and the premiums related to the operations of CLIC being sold are no longer included in this segment.

CNO Financial Group, Inc.
New Annualized Premiums ("NAP") (in millions)

Bankers Life	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Medicare supplement	$19.5	$19.9	$19.3	$28.6	$87.3	$19.1	$19.0	$18.7	$31.5	$88.3
Long-term care	7.9	7.8	7.2	6.0	28.9	6.1	6.5	6.2	5.7	24.5
Supplemental health	—	0.8	1.8	2.4	5.0	2.8	2.7	2.6	2.2	10.3
Life	20.3	20.9	18.9	21.4	81.5	22.5	24.2	23.5	22.4	92.6
Annuity	11.1	10.1	10.4	10.9	42.5	10.0	10.8	11.5	12.1	44.4
Subtotal Bankers Life	58.8	59.5	57.6	69.3	245.2	60.5	63.2	62.5	73.9	260.1

Washington National

Supplemental health	17.6	20.3	19.7	21.2	78.8	19.2	21.3	22.5	24.8	87.8
Medicare supplement	0.3	0.2	0.2	0.1	0.8	—	—	—	—	—
Life	2.0	1.7	1.5	1.5	6.7	1.4	1.9	1.3	1.4	6.0
Annuity	—	0.1	—	—	0.1	—	0.1	0.1	—	0.2
Subtotal Washington National	19.9	22.3	21.4	22.8	86.4	20.6	23.3	23.9	26.2	94.0

Colonial Penn

Graded Life	17.5	15.6	15.1	13.6	61.8	17.0	15.8	15.4	14.0	62.2

Total NAP	$96.2	$97.4	$94.1	$105.7	$393.4	$98.1	$102.3	$101.8	$114.1	$416.3

The above information was not impacted as there was no NAP on the business in the operations of CLIC being sold.

CNO Financial Group, Inc.
Statutory information - consolidated basis (7) (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Net gain from operations before interest expense and federal income taxes	$100.4	$107.7	$82.8	$111.9	$402.8	$123.4	$115.4	$109.4	$80.4	$428.6
Interest expense on surplus debentures held by parent company	12.1	12.1	22.4	12.3	58.9	12.0	12.2	27.2	12.3	63.7

Net gain from operations before federal income taxes	88.3	95.6	60.4	99.6	343.9	111.4	103.2	82.2	68.1	364.9
Federal income tax expense (benefit)	1.7	(0.9)	0.1	5.6	6.5	(1.1)	1.1	0.8	(3.4)	(2.6)

Net gain from operations before net realized capital gains (losses)	86.6	96.5	60.3	94.0	337.4	112.5	102.1	81.4	71.5	367.5
Net realized capital gains (losses)	7.8	7.2	(10.6)	8.6	13.0	9.7	4.1	5.3	(0.1)	19.0

Net income	$94.4	$103.7	$49.7	$102.6	$350.4	$122.2	$106.2	$86.7	$71.4	$386.5

Capital and surplus	$1,601.9	$1,626.0	$1,554.3	$1,560.4	$1,560.4	$1,579.8	$1,626.8	$1,660.6	$1,711.9	$1,711.9
Asset valuation reserve (AVR)	191.3	206.1	212.5	222.2	222.2	234.3	238.1	240.9	233.9	233.9

Capital, surplus and AVR	1,793.2	1,832.1	1,766.8	1,782.6	1,782.6	1,814.1	1,864.9	1,901.5	1,945.8	1,945.8

Interest maintenance reserve (IMR)	562.2	581.4	590.1	585.8	585.8	587.2	586.1	579.8	582.5	582.5

Total statutory capital, surplus, AVR & IMR	$2,355.4	$2,413.5	$2,356.9	$2,368.4	$2,368.4	$2,401.3	$2,451.0	$2,481.3	$2,528.3	$2,528.3

The above information was not impacted by changes to our segment reporting or the presentation of CLIC earnings as non-operating.

CNO Financial Group, Inc.
Operations of CLIC being sold
Analysis of income (loss) before taxes (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Insurance policy income	$67.4	$62.4	$60.8	$55.1	$245.7	$57.2	$55.0	$55.5	$50.6	$218.3
Net investment income (loss):
General account invested assets	56.2	56.4	55.0	55.0	222.6	53.2	52.9	52.0	52.1	210.2
Fixed index products	1.4	(1.2)	0.6	(0.8)	—	2.2	0.8	1.3	3.6	7.9
Fee revenue and other income	—	—	—	—	—	—	—	—	5.1	5.1
Total revenues	125.0	117.6	116.4	109.3	468.3	112.6	108.7	108.8	111.4	441.5

Insurance policy benefits (a)	60.7	73.4	99.0	58.8	291.9	64.6	57.3	60.7	57.0	239.6
Amounts added to policyholder account balances:
Cost of interest credited to policyholders	24.8	25.0	24.3	23.8	97.9	23.3	22.7	22.5	21.7	90.2
Cost of options to fund index credits, net of forfeitures	0.5	0.5	0.3	0.5	1.8	0.4	0.3	0.4	0.3	1.4
Market value changes credited to policyholders	1.4	(1.1)	0.7	(0.9)	0.1	2.1	1.0	1.3	3.5	7.9
Amortization related to operations	3.7	3.3	4.7	4.9	16.6	2.2	2.7	2.0	1.9	8.8
Interest expense on investment borrowings	5.1	5.0	5.0	4.8	19.9	4.8	4.8	4.8	4.9	19.3
Other operating costs and expenses	29.2	9.9	29.7	12.1	80.9	8.9	14.1	10.2	7.8	41.0
Total benefits and expenses	125.4	116.0	163.7	104.0	509.1	106.3	102.9	101.9	97.1	408.2
Income (loss) before net realized investment gains and income taxes	(0.4)	1.6	(47.3)	5.3	(40.8)	6.3	5.8	6.9	14.3	33.3
Net realized investment gains (losses)	(2.9)	2.0	(5.9)	(0.1)	(6.9)	2.1	1.6	1.6	0.7	6.0
Amortization related to net realized investment gains (losses)	—	0.1	(0.1)	(0.1)	(0.1)	—	—	—	—	—
Net realized investment gains (losses), net of related amortization	(2.9)	2.1	(6.0)	(0.2)	(7.0)	2.1	1.6	1.6	0.7	6.0
Income (loss) before income taxes	(3.3)	3.7	(53.3)	5.1	(47.8)	8.4	7.4	8.5	15.0	39.3
Income tax expense (benefit) on period income	(1.2)	1.3	(18.6)	1.8	(16.7)	2.9	2.6	3.0	5.3	13.8
Net income (loss)	$(2.1)	$2.4	$(34.7)	$3.3	$(31.1)	$5.5	$4.8	$5.5	$9.7	$25.5

The information presented above represents the income (loss) related to the operations of CLIC being sold. Operating expenses exclude overhead expense that is expected to continue after the sale of CLIC.

CNO Financial Group, Inc.
Operations of CLIC being sold
Average liabilities for insurance products (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Fixed index annuities	$—	$—	$—	$—	$—	$—	$0.8	$0.8	$0.8	$0.6
Deferred annuities	152.7	162.1	159.2	155.9	157.5	151.9	148.9	147.3	145.3	148.4
SPIAs and supplemental contracts:
Mortality based	42.6	42.2	41.8	41.1	41.9	40.3	39.4	38.8	38.2	39.2
Deposit based	137.8	119.1	122.1	115.9	123.7	111.4	109.6	105.1	100.6	106.7
Health:
Supplemental health	162.1	157.1	155.4	154.8	157.4	153.6	149.0	145.0	140.4	146.9
Medicare supplement	3.6	3.2	2.9	2.7	3.1	2.5	2.2	2.1	2.0	2.2
Other health	14.0	13.4	12.8	9.7	12.5	6.8	6.7	6.7	6.7	6.7
Life:
Interest sensitive	2,431.8	2,387.2	2,369.1	2,364.1	2,388.1	2,354.0	2,333.9	2,305.8	2,277.4	2,317.8
Non-interest sensitive	452.9	449.8	451.4	447.2	450.3	439.9	433.0	429.2	426.4	432.1
Total average liabilities for insurance products, net of reinsurance ceded	$3,397.5	$3,334.1	$3,314.7	$3,291.4	$3,334.5	$3,260.4	$3,223.5	$3,180.8	$3,137.8	$3,200.6

Present value of future profits (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Balance, beginning of period	$20.1	$19.6	$18.9	$18.3	$20.1	$17.7	$17.4	$16.6	$16.5	$17.7
Amortization related to operations	(1.4)	(1.3)	(1.3)	(3.1)	(7.1)	(0.7)	(0.8)	(0.2)	(0.6)	(2.3)
Amortization related to net realized investment (gains) losses	—	0.1	—	(0.1)	—	—	—	—	—	—
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	0.9	0.5	0.7	2.6	4.7	0.4	—	0.1	0.2	0.7
Balance, end of period	$19.6	$18.9	$18.3	$17.7	$17.7	$17.4	$16.6	$16.5	$16.1	$16.1

Deferred acquisition costs (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Balance, beginning of period	$53.7	$51.3	$49.5	$45.5	$53.7	$44.2	$43.0	$42.7	$41.8	$44.2
Deferred acquisition expenses	(0.2)	0.5	0.1	0.5	0.9	0.3	0.6	0.7	0.2	1.8
Amortization related to operations	(2.3)	(2.0)	(3.4)	(1.8)	(9.5)	(1.5)	(1.9)	(1.8)	(1.3)	(6.5)
Amortization related to net realized investment (gains) losses	—	—	(0.1)	—	(0.1)	—	—	—	—	—
Adjustment related to unrealized (gain) or loss on fixed maturities, available for sale	0.1	(0.3)	(0.6)	—	(0.8)	—	1.0	0.2	—	1.2
Balance, end of period	$51.3	$49.5	$45.5	$44.2	$44.2	$43.0	$42.7	$41.8	$40.7	$40.7

Premiums collected on insurance products (in millions)	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Annuities

Other fixed rate (all renewal)	$0.1	$0.1	$0.1	$—	$0.3	$0.1	$0.1	$0.1	$—	$0.3

Life insurance

First-year	—	0.1	0.2	—	0.3	—	0.2	0.1	—	0.3
Renewal	43.1	38.8	37.3	35.9	155.1	38.4	36.4	35.0	31.9	141.7

Total life insurance	43.1	38.9	37.5	35.9	155.4	38.4	36.6	35.1	31.9	142.0

Collections on insurance products

Total first-year premium collections on insurance products	—	0.1	0.2	—	0.3	—	0.2	0.1	—	0.3
Total renewal premium collections on insurance products	43.2	38.9	37.4	35.9	155.4	38.5	36.5	35.1	31.9	142.0

Total collections on insurance products	$43.2	$39.0	$37.6	$35.9	$155.7	$38.5	$36.7	$35.2	$31.9	$142.3

The information presented above relates to the operations of CLIC being sold.

Notes

(1) Excludes accumulated other comprehensive income.

(2) Shareholders' equity divided by common shares outstanding.

(3) Book value per diluted share reflects the potential dilution that could occur if outstanding stock options and warrants were exercised, restricted stock and performance units were vested and convertible securities were converted. The dilution from options, warrants, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options and warrants (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. The dilution from convertible securities is calculated assuming the securities were converted on the last day of the period.

(4) Management believes that an analysis of earnings before the operations of CLIC being sold, loss related to reinsurance transaction, net realized investment gains (losses), fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, corporate interest expense, equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests, loss on extinguishment of debt and taxes (“EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because these items are unrelated to the company's underlying fundamentals.

(5) Management believes that an analysis of Net income applicable to common stock before: (i) the operations of CLIC being sold; (ii) loss related to reinsurance transaction; (iii) net realized investment gains or losses, net of related amortization and taxes; (iv) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and taxes; (v) equity in earnings of certain non-strategic investments and earnings attributable to non-controlling interests, net of taxes; (vi) loss on extinguishment of debt, net of taxes; and (vii) changes in our valuation allowance for deferred tax assets (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals.

(6) Management believes that an analysis of EBIT, separated between in-force and new business provides increased clarity around the value drivers of our business, particularly since the new business results are significantly impacted by the rate of sales, mix of business and the distribution channel through which new sales are made. EBIT from new business includes pre-tax revenues and expenses associated with new sales of our insurance products during the first year after the sale is completed. EBIT from in-force business includes all pre-tax revenues and expenses associated with sales of insurance products that were completed more than one year before the end of the reporting period. The allocation of certain revenues and expenses between new and in-force business is based on estimates, which we believe are reasonable.

(7) Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.

APPENDIX

Summary of Changes to our Operating Results Presented on Page 5
Changes reflect the transfer of certain health, annuity and life blocks from the Other CNO Business segment to the Washington National segment; and the presentation of CLIC earnings as non-operating, excluding overhead expense that is expected to continue after the sale.	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Washington National transfer from Other CNO Business	$5.6	$5.2	$4.2	$6.7	$21.7	$4.6	$4.0	$4.9	$6.3	$19.8
Other CNO Business:
Transfer to Washington National	(5.6)	(5.2)	(4.2)	(6.7)	(21.7)	(4.6)	(4.0)	(4.9)	(6.3)	(19.8)
Transfer to operations of CLIC being sold	0.4	(1.6)	47.3	(5.3)	40.8	(6.3)	(5.8)	(6.9)	(14.3)	(33.3)
Subtotal - EBIT	0.4	(1.6)	47.3	(5.3)	40.8	(6.3)	(5.8)	(6.9)	(14.3)	(33.3)
Taxes:
Transfer to operations of CLIC being sold	0.2	(0.6)	16.5	(1.8)	14.3	(2.2)	(2.0)	(2.4)	(5.1)	(11.7)
Subtotal operating earnings	0.2	(1.0)	30.8	(3.5)	26.5	(4.1)	(3.8)	(4.5)	(9.2)	(21.6)
Net realized (gains) losses:
Transfer to operations of CLIC being sold	1.9	(1.4)	3.9	0.2	4.6	(1.4)	(1.0)	(1.0)	(0.5)	(3.9)
Operations of CLIC being sold:
Transfer from Other CNO Business	(0.4)	1.6	(47.3)	5.3	(40.8)	6.3	5.8	6.9	14.3	33.3
Transfer from taxes	0.2	(0.6)	16.5	(1.8)	14.3	(2.2)	(2.0)	(2.4)	(5.1)	(11.7)
Transfer from net realized gains (losses)	(1.9)	1.4	(3.9)	(0.2)	(4.6)	1.4	1.0	1.0	0.5	3.9
Subtotal - operations of CLIC being sold	(2.1)	2.4	(34.7)	3.3	(31.1)	5.5	4.8	5.5	9.7	25.5
Grand total	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Summary of Changes to EBIT Summarized by In-Force and New Business Presented on Page 7
The EBIT from In-Force Business is increased (reduced) by the losses (earnings) from the operations of CLIC being sold.	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

EBIT from In-Force before changes	$131.7	$152.8	$107.2	$163.3	$555.0	$141.2	$158.5	$168.1	$178.6	$646.4
Transfer from Other CNO Business segment	0.4	(1.6)	47.3	(5.3)	40.8	(6.3)	(5.8)	(6.9)	(14.3)	(33.3)
EBIT from In-Force after changes	$132.1	$151.2	$154.5	$158.0	$595.8	$134.9	$152.7	$161.2	$164.3	$613.1

Summary of Changes to the Washington National Segment Presented on Page 11
Changes reflect the transfer to the Washington National segment of certain health, annuity and life blocks of business from the Other CNO Business segment.	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

Insurance policy income	$5.0	$4.8	$4.7	$4.0	$18.5	$3.8	$3.9	$8.9	$4.2	$20.8
Net investment income	27.1	16.4	22.9	18.7	85.1	25.9	18.5	21.1	24.9	90.4
Total revenues	32.1	21.2	27.6	22.7	103.6	29.7	22.4	30.0	29.1	111.2
Insurance policy benefits	19.4	9.4	15.2	9.5	53.5	19.4	13.0	21.4	17.1	70.9
Amortization related to operations	3.8	3.8	5.8	3.8	17.2	3.4	3.2	1.2	3.3	11.1
Other operating costs and expenses	3.3	2.8	2.4	2.7	11.2	2.3	2.2	2.5	2.4	9.4
Total benefits and expenses	26.5	16.0	23.4	16.0	81.9	25.1	18.4	25.1	22.8	91.4
EBIT	$5.6	$5.2	$4.2	$6.7	$21.7	$4.6	$4.0	$4.9	$6.3	$19.8

Summary of Changes to the Washington National Segment EBIT Summarized by In-Force and New Business Presented on Page 13
The EBIT from In-Force Business is increased for the EBIT on the blocks transferred from the Other CNO Business segment.	1Q12	2Q12	3Q12	4Q12	2012	1Q13	2Q13	3Q13	4Q13	2013

EBIT from In-Force before changes	$30.2	$37.1	$39.1	$39.5	$145.9	$32.7	$33.9	$30.2	$35.3	$132.1
Transfer from Other CNO Business segment	5.6	5.2	4.2	6.7	21.7	4.6	4.0	4.9	6.3	19.8
EBIT from In-Force after changes	$35.8	$42.3	$43.3	$46.2	$167.6	$37.3	$37.9	$35.1	$41.6	$151.9